Intangible assets	12 Months Ended
Dec. 31, 2017
Intangible assets
Intangible assets

11. Intangible assets

Thousands of euros	Development	Goodwill	Intellectual property	Patents and licences	Software	Total
COST
Balance at December 31, 2014	5,071	—	38,504	1,695	1,122	46,393

Additions—separately acquired	—	—	13	574	—	587
Coretherapix acquisition	17,374	717	—	277	—	18,368

Balance at December 31, 2015	22,445	717	38,517	2,546	1,122	65,347

Additions—separately acquired	—	—	—	617	15	631
Disposals	—	—	—	(412)	—	(412)
Reclassification	(1,714)	—	1,714	—	—	—

Balance at December 31, 2016	20,731	717	40,231	2,750	1,137	65,566

Additions—separately acquired	—	—	—	11,166	—	11,166
Disposals	—	—	—	(131)	—	(131)
Effect of foreign exchange differences	—	—	—	—	—	—

Balance at December 31, 2017	20,731	717	40,231	13,785	1,137	76,601

ACCUMULATED AMORTISATION AND IMPAIRMENT
Balance at December 31, 2014	(1,097)	—	(9,412)	(591)	(1,120)	(12,221)

Amortisation expense	(240)	—	(2,565)	(206)	(2)	(3,012)
Impairment loss	(1,121)	—	—	—	—	(1,121)

Balance at December 31, 2015	(2,458)	—	(11,977)	(797)	(1,122)	(16,354)

Amortisation expense	—	—	(2,653)	(118)	(4)	(2,774)
Eliminated on disposals	—	—	—	146	—	146

Balance at December 31, 2016	(2,458)	—	(14,630)	(769)	(1,126)	(18,983)

Amortisation expense	—	—	(2,738)	(356)	—	(3,094)
Reclassification	(17,374)	(717)	—	(403)	—	(18,494)
Eliminated on disposals	—	—	—	130	—	130

Balance at December 31, 2017	(19,832)	(717)	(17,368)	(1,398)	(1,126)	(40,441)

Carrying amount at December 31, 2015	19,987	717	26,540	1,749	—	48,993
Carrying amount at December 31, 2016	18,273	717	25,601	1,981	11	46,583

Carrying amount at December 31, 2017	899	—	22,863	12,387	11	36,160

The Company recognized during 2011 and 2010 development costs for ChondroCelect. They were amortized over their useful life of 10 years. No additional development costs for ChondroCelect were capitalized after 2011. The Company registered in 2015 an impairment on this asset amounting to 1.1 million euros (corresponding to its net carrying amount prior to its impairment).

On July 31, 2015 the Group acquired 100% of the issued share capital of Coretherapix, SLU. The most significant part of the purchase price has been allocated to in-process research & development (17.4 million euros) as well as certain other intangible assets (277 thousand euros). The difference between the fair values of the assets acquired and liabilities assumed and the purchase price comprises the value of expected synergies arising from the acquisition and was recorded as goodwill (717 thousand euros). See note 4.

The asset recognized as a consequence of this business combination was not amortized, because it was not yet available for use and was, therefore, subject to an annual test for impairment. Group management has implemented an annual procedure to identify any possible impairment on net assets and goodwill allocated by CGU with respect to the recoverable amount thereof. The recoverable amount of the Coretherapix unit was calculated as the present value of the cash flows resulting from the financial projections discounted at a rate that takes into account the assets’ specific risks, the average cost of the liabilities and the Group’s target financial structure covering a fifteen-year period. The period considered in the model exceeded five years because the first year of sales was estimated to be 2023 and the peak year of sales to be 2029. The estimate on the post tax discount rate was updated at December 31, 2016. As a result, a range between 13% and 15% was obtained. The post tax discount rate applied to cash flow projections when estimating fair values was 15% (same as December 31, 2015).

The main variables affecting the calculation of the aforementioned projections were as follows:

•	Discount rate (15%)
•	Market Penetration
•	Price of the product
•	Development tree and possible scenarios (9 possible scenarios depending on Licensing/no Licensing; Pivotal /Not into Pivotal)
•	Licensing Milestone incomes
•	Trial and running costs
•	Year of sales (Pick year sales)
•	POS (Probability of success)

The main assumptions were based on past experience and were reviewed as part of management strategic planning cycle for changes in market conditions and sales erosion through competition.

As explained in Note 4, TiGenix most advanced product is Cx601 which received positive CHMP opinion in Europe on December 14, 2017.With Cx601 now having received a positive regulatory opinion in Europe, TiGenix reviewed its pipeline priorities beyond the continued commitment to the development of Cx601 for the US market and Cx611 for sepsis. The Company is of the opinion that Cx601 has great potential in other indications and that it will deliver greater shareholder value by directing its resources to targeted trials in those areas. Given the focus on Cx601 and the allogeneic adipose-derived stem cell technology, TiGenix will not dedicate investing efforts to R&D of its allogeneic cardiac stem cell technology.

Due to this reason the Company has decided to impair the asset obtained from the business combination with Coretherapix including the goodwill related to it. Putting on hold this project in such early stage situation, makes the recoverable amount to be close to zero.

In addition to that those patents belgonging to Coretherapix also has been impaired during the period.

In addition, intellectual property and development relate to the acquisition of TiGenix SAU in May 2011 and consist of the technology platform, included in ‘Intellectual property’ and, in-process research & development, included in ‘Development’. These intangible assets were recognized at fair value in accordance with IFRS 3—Business Combinations. The technology platform’s carrying value of EUR 21.4 million at December 31, 2017 (2016: EUR 24.0 million; 2015: EUR 26.5 million) is amortized over its useful life of fifteen years. The remaining useful life is nine years at the end of 2017. In-process research & development at the end of 2015 amounted to EUR 2.6 million and was not amortized, because it was not yet available for use. In July 2016, the part of this intangible asset related to the product Cx601 (EUR 1.7 million) was considered as available for use and consequently subject to amortization. As a result of that, we reclassified it from development to intellectual property. The estimated useful economic life has been determined to be 10 years, which is the remaining period for the patents related to it. At the end of 2017, Cx601 carrying value was EUR 1.5 million.

In December 2017, TiGenix obtained exclusive access to certain patents from Mesoblast Limited a global leader in developing innovative cell-based medicines, to support global commercialization of the adipose-derived mesenchymal stem cell product Cx601 for the local treatment of fistulae. The agreement includes the right for TiGenix to grant sub-licenses to affiliates and third parties, including TiGenix’s current development and commercialization partner ex-United States.

As consideration, TiGenix will pay up to 20 million euros, with 5 million euros upfront, 5 million euros within 12 months, and up to 10 million euros in product regulatory milestones. Additionally, TiGenix will pay royalties on net sales of Cx601. The Company recognized this license in intangible assets for an amount of 10 million euros and will amortize during the expected usefull life of the patents embeeded in the agreement.

At December 31, 2017, 2016 and 2015 no commitments were signed to acquire intangible assets.